ETF OPPORTUNITIES TRUST

GSR CRYPTO CORE3 ETF (BESO)
(the “Fund”)
Listed on NASDAQ Stock Market LLC

Supplement dated May 26, 2026
to the Prospectus dated February 17, 2026, as amended March 24, 2026, as supplemented from time to time

Effective July 25, 2026, the following information hereby replaces in its entirety the information under the section titled “INVESTMENT OBJECTIVE” of the Fund’s summary section of its Prospectus:
The GSR Crypto Core3 ETF (the “Fund”) seeks capital appreciation.

Effective July 25, 2026, the information hereby replaces in its entirety the second paragraph under the section titled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS” of the Fund’s Prospectus:

The GSR Crypto Core3 ETF (the “Fund”) seeks capital appreciation.

Effective July 25, 2026, the first sentence in the second paragraph under the section titled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” of the Prospectus is hereby deleted and replaced with the following information:

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the GSR Digital Asset Treasury Companies ETF and the GSR Crypto Core3 ETF.

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This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-999-5958.